UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

AKOUSTIS TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the SWRFNholder Meeting to Be Held on <mtgdate>. November 01, 2018 Meeting Information AKOUSTIS TECHNOLOGIES, INC. Meeting Type: Annual Meeting <mtgtype> For holders as of: September 07, 2018 <recdate> Date: November 01, 2018 Time: 10:00 AM EST <mtgtime> Location: The Offices of K&L Gates LLP 214 North Tryon Street, 47th Floor Charlotte, NC 28202 You are receiving this communication because you hold AKOUSTIS TECHNOLOGIES, INC. shares in the above named company. 9805 NORTHCROSS CENTER COURT SUITE A HUNTERSVILLE, NC 28078 This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). R1.0.1.17 We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain 0000388410_1 proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Notice & Proxy Statement 2. Form 10-K How to View Online: Have the information that is printed in the box marked by the arrow J (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow J (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before October 18, 2018 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods R1.0.1.17 Vote In Person: Many sWRFNholder meetings have attendance requirements including, but not limited to, the possession_ of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special_ requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these VKDUHV_ Vote By Internet: To vote now by Internet,go to www.proxyvote.com. Have the information that is printed in the box 0000388410_2 marked by the arrow J available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items The Board of Directors recommends you vote FOR the following: 1.

osal to ratify the appointment of Marcum LLP as Akoustis Technologies, Inc.'s independent registered public accounting firm for the fiscal year ending June 30, 2019. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. R1.0.1.17 0000388410_3

0000388410_4 R1.0.1.17